BRANDES INSTITUTIONAL ENHANCED INCOME FUND

Supplement dated November 27, 2009 to
Prospectus dated January 30, 2009

Brandes Investment Partners, L.P., the Advisor to the Brandes Institutional Enhanced Income Fund (the “Fund”), has recommended, and the Board of Trustees of Brandes Investment Trust has approved, the liquidation and termination of the Fund.  The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the near future.  The liquidation is expected to occur after the close of business on December 29, 2009.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective November 27, 2009, the Fund will no longer accept purchases of new shares.  In addition, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and on December 9, 2009, the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of November 27, 2009, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by December 18, 2009 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to December 18, 2009 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (800) 395-3807 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.